CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Philip K. Polkinghorn, President of The Phoenix Edge Series Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2005                      /s/ Philip K. Polkinghorn
     ----------------------        ---------------------------------------------
                                   Philip K. Polkinghorn, President
                                   (principal executive officer)


I,  Nancy  G.   Curtiss,   Treasurer  of  The  Phoenix  Edge  Series  Fund  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 8, 2005                      /s/ Nancy G. Curtiss
     ----------------------        ---------------------------------------------
                                   Nancy G. Curtiss, Treasurer
                                   (principal financial officer)